Third Quarter Report

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

Third Quarter Report

STRATTON

MUTUAL FUNDS

Stability strategy Success

DEAR FELLOW SHAREHOLDER:

THE ECONOMY AND HURRICANES

Through the second quarter of 2005, the U.S. economy continued to expand at a healthy rate despite continued tightening on the part of the Fed, with second quarter GDP growing 3.3%. The rosy economic picture of the last two and a half years may prove susceptible to Mother Nature, however, after Hurricanes Katrina and Rita exacerbated what was already an active hurricane season. Each one of these storms packed a powerful punch and inflicted severe damage on energy production, refining, and transportation facilities in the Gulf of Mexico region, home to 28% of U.S. offshore crude oil production, 47% of U.S. refining capacity, and 20% of U.S. natural gas production. The combined impact of the two storms led to significant increases in the price of crude oil, natural gas, and gasoline. With significant production and refining capacity still shut in as of October 20th, material improvement in the domestic energy outlook is likely months away.

While the direct impact of the hurricanes on overall economic activity will be relatively limited, the indirect toll on consumers and businesses in the form of sharply higher energy prices is substantial. Soaring gasoline prices, rising hurricane-related jobless claims and the threat of higher interest rates have already combined to weaken consumer confidence as evidenced by the largest monthly decline in the Consumer Confidence Index in fifteen years.

As such, we expect a consumer-led mid-cycle slowdown to occur with real GDP slowing to approximately 2% – 2 1/2% over the near term. Importantly, we do not anticipate a recession as a number of positive factors abound. Domestically, residential construction activity remains resilient, productivity remains high, and capital spending will likely be strong as ambitious rebuilding programs in the Gulf region, funded by insurance recoveries and high levels of government spending, get underway. On the International front, we continue to observe strength in several foreign economies like China and India. Interestingly, the news out of Asia is particularly encouraging. Japan, after experiencing more than a decade of stagnation, is showing signs of economic improvement. The Nikkei has moved above 13,000, the first time in five years, and Tokyo land prices have begun to edge upward.

INVESTMENT POLICY

When the Fed pauses, the equity markets should react favorably to the prospects for renewed growth. With over five trillion dollars in money market funds and a very high level of short interest in the market, the potential buying power is huge. Therefore, we remain constructive on the prospects for the stock market. We plan to continue to focus on companies and sectors offering above average profit growth and attractive valuations, while remaining cautious on consumer oriented sectors.

Sincerely yours,

James W. Stratton

Chairman

October 20, 2005

Unlike a mutual fund, the performance of an index assumes no taxes, transaction  costs,  management  fees  or  other  expenses. Unmanaged indices are not available for direct investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund—Jim Stratton

Q.	What effect did Hurricanes Katrina and Rita have on companies in the Growth Funds’ portfolio?

A.	The most direct effect was on the two property casualty insurance companies, The Allstate Corp. and The St. Paul Travelers Companies, Inc., which are held in the Insurance sector. Allstate had a much larger presence than St. Pauls, but both have announced significant extraordinary losses due to the hurricanes. The stocks have sold off partly as a result of this but seem to have stabilized and continue to show broad improvement in their profit margins and pricing structure throughout the rest of the country.

Two of the companies in our Capital Goods sector, Caterpillar Inc. and Ingersoll-Rand Co. Class A are likely to benefit from the substantial rebuilding efforts that will take place on the Gulf Coast. In addition we added to the portfolio during the quarter, Vulcan Materials Co., which is a major supplier of aggregates, rock and concrete products in southeastern United States and should benefit from the infrastructure rebuilding along the Gulf Coast.

Finally, the Energy portfolio benefited from higher prices for crude oil, gasoline and natural gas. Of these three products the spike in natural gas prices is most likely to continue as no strategic reserves exist for this product to draw from and imports from overseas are limited to the existing four Liquefied Natural Gas Terminals that run at capacity.

Q.	What new stocks were added to the portfolio during the quarter in addition to Vulcan Materials?

A.	The next largest purchase was R.R. Donnelley & Sons Co. This is the largest commercial printer in the United States which has a broad line of products from catalogs to annual reports to business forms. The company is undergoing a significant improvement in its profit margins and seemed undervalued. We added Rohm and Haas Co. as an attractive specialty chemical. Unfortunately, immediately after the addition, the price of natural gas rose; this is one of Rohm and Haas’ primary raw materials and has hurt the performance of the stock.

Portfolio holdings are as of 9/30/05, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Growth Fund

	September 30, 2005	June 30, 2005
Total Net Assets	$165,062,501	$134,340,064
Net Asset Value Per Share	$44.89	$41.57
Shares Outstanding	3,677,276	3,231,556

Portfolio Changes For the Quarter Ended September 30, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Bank of America Corp. (0.3%)	Computer Sciences Corp.
Health Management Associates, Inc. (0.3%)	Countrywide Financial Corp.
Jabil Circuit, Inc. (0.3%)	Deere & Co.
KB Home (1.3%)
Maritrans Inc. (0.6%)
R.R. Donnelley & Sons Co. (2.5%)
Rohm and Haas Co. (1.4%)
Vulcan Materials Co. (2.5%)

Industry Categories September 30, 2005 (unaudited)

Energy	20.8%	Business Services	4.4%	Basic Materials	2.5%
Capital Goods	12.4%	Technology	3.8%	Consumer Durables	2.0%
Construction	10.6%	Consumer Services	3.5%	Industrial	2.0%
Insurance/Services	10.1%	Chemicals	3.1%	Health Care	0.3%
Banking/Financial	5.1%	Utilities	2.7%
Transportation	4.9%	Consumer Non-Durables	2.6%

Ten Largest Holdings September 30, 2005 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$6,783,600	4.1%
Chesapeake Energy Corp.	5,355,000	3.2
EOG Resources, Inc.	5,243,000	3.2
Penn Virginia Corp.	4,616,800	2.8
TXU Corp.	4,515,200	2.7
VF Corp.	4,347,750	2.6
Occidental Petroleum Corp.	4,271,500	2.6
XTO Energy, Inc.	4,229,852	2.6
Caterpillar Inc.	4,112,500	2.5
Vulcan Materials Co.	4,081,550	2.5
	$47,556,752	28.8%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	How did the REIT sector perform in the third quarter?

A.	The REIT sector had a difficult September in terms of price performance which has continued into October, as concerns regarding rising interest rates plagued the markets. Additionally, rising energy prices associated with the effects of Hurricanes Katrina and Rita spooked investors in many sectors. Fears that the Consumer might continue to curtail spending during the back-to-school season further increased the jittery nature of the markets.

Despite these concerns, progress has been made over the last few months in both the Apartment sector and the Office sector, as landlords are beginning to see improvements in the demand for both apartments and office space. Prior to September, business travel had also picked up, increasing demand for lodging in many major markets. However, while fundamental metrics are looking brighter it remains to be seen whether this will translate into better price performance of the stocks.

Q.	What areas of the REIT market is the Fund most focused on?

A.	We made no changes to our investment outlook during the quarter, though we added to two of our Health Care REITs and eliminated a specialty finance company. For a portfolio focused on current income, we like the Health Care REITs. Though at times plagued by changes in government spending allocations to Medicare and Medicaid, these companies are less exposed to economic shocks than some other areas within the REIT group. We continue to believe in the long-term benefits of owning Office properties, as their dividends in many cases are well covered. Finally, despite concerns over higher heating bills this winter, we continue to see value in owning stocks in the Apartment sector.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	September 30, 2005	June 30, 2005
Total Net Assets	$170,274,570	$179,710,463
Net Asset Value Per Share	$36.40	$36.80
Shares Outstanding	4,677,535	4,883,125

Portfolio Changes For the Quarter Ended September 30, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	iStar Financial Inc.

Industry Categories September 30, 2005 (unaudited)

Office	25.5%	Regional Malls	5.9%
Health Care	19.1%	Industrial	5.6%
Apartments	18.0%	Lodging	5.2%
Shopping Centers	7.0%	Net Lease	2.8%
Diversified	6.8%

Ten Largest Holdings September 30, 2005 (unaudited)

	Market Value	Percent of TNA
Arden Realty, Inc.	$ 6,175,500	3.6%
Mid-America Apartment Communities, Inc.	6,046,300	3.5
Heritage Property Investment Trust	5,950,000	3.5
Liberty Property Trust	5,406,834	3.2
Ventas, Inc.	5,313,000	3.1
EastGroup Properties, Inc.	5,250,000	3.1
Nationwide Health Properties, Inc.	5,242,500	3.1
Healthcare Realty Trust, Inc.	5,218,200	3.1
Health Care Property Investors, Inc.	5,149,692	3.0
Equity Office Properties Trust	5,070,050	3.0
	$54,822,076	32.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

Special Note – REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund’s own taxability of its distributions before we can send Forms 1099-DIV to shareholders. This year, like most REIT funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. Therefore, Forms 1099-DIV for SMDS will not be available until the end of February. Please plan your tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2005?

A.	For the third quarter of 2005, Stratton Small-Cap Value Fund posted a return of +4.10% compared to the Russell 2000 Index return of +4.69% and the Russell 2000 Value Index return of +3.09%. After pullbacks in early August and mid September, the small-cap market staged a late-quarter rally and posted respectable gains on the heels of strong second quarter performance.

Q.	What were the strongest performing areas of the Fund during the quarter?

A.	The Fund’s performance during the quarter was led by its holdings in the Energy and Machinery-related areas of the market. The Fund’s Energy holdings continued to benefit from the rising prices of natural gas and oil, especially late in the quarter following supply disruptions caused by hurricanes Katrina and Rita. The Fund’s Machinery-related holdings – JLG Industries, Inc. (JLG), Terex Corp. (TEX), & Cascade Corp. (CAE) – continued to benefit from strong economic growth and the continued recovery in commercial construction.

Q.	What effect has the active hurricane season had on the portfolio?

A.	The active hurricane season has had both positive and negative impacts on the Fund’s holdings. On the positive side, the Fund’s Energy holdings will benefit from the rising prices of natural gas and oil following the supply disruptions caused by both hurricanes Katrina and Rita, especially those who suffered little or no damage from the storms. Also benefiting positively are the Fund’s Machinery-related holdings. JLG, TEX and CAE should all see an increase in orders for their construction-related machinery as significant reconstruction begins in the Gulf Coast region.

Holdings which suffered due to hurricane-related exposure include Isle of Capri Casinos, Inc. (ISLE), Aaron Rents, Inc. (RNT), and Landry’s Restaurants, Inc. (LNY). All three firms experienced notable property damage from the storms although, fortunately, not as significant as initially feared.

Portfolio holdings are as of 9/30/05, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	September 30, 2005	June 30, 2005
Total Net Assets	$318,726,883	$214,561,219
Net Asset Value Per Share	$43.96	$42.23
Shares Outstanding	7,251,021	5,080,386

Portfolio Changes For the Quarter Ended September 30, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Aaron Rents, Inc. (1.4%)	Dave & Buster’s, Inc.
Armor Holdings, Inc. (2.1%)	OSI Systems, Inc.
El Paso Electric Co. (2.0%)	Overnite Corp.
FelCor Lodging Trust Inc. (1.5%)
Foundation Coal Holdings, Inc. (2.1%)
Innkeepers USA Trust (1.6%)
Oxford Industries, Inc. (1.4%)
Remington Oil & Gas Corp. (2.2%)
Southwest Gas Corp. (1.8%)
West Pharmaceutical Services, Inc. (1.9%)

Industry Categories September 30, 2005 (unaudited)

Energy	21.2%	Business Services	5.4%	Chemicals	2.2%
Capital Goods	12.0%	Insurance/Services	5.0%	Aerospace	1.8%
Health Care	7.7%	Utilities	4.1%	Consumer Durables	1.7%
Technology	7.6%	Retailing	4.1%	Transportation	1.6%
REITs	6.1%	Entertainment	3.0%	Distribution	0.5%
Construction	5.9%	Banking/Financial	2.3%	Basic Materials	0.3%

Ten Largest Holdings September 30, 2005 (unaudited)

	Market Value	Percent of TNA
KCS Energy, Inc.	$ 7,278,932	2.3%
Cabot Oil & Gas Corp.	7,023,416	2.2
Remington Oil & Gas Corp.	7,013,500	2.2
Tetra Technologies, Inc.	6,771,618	2.1
JLG Industries, Inc.	6,747,196	2.1
Energen Corp.	6,713,952	2.1
Foundation Coal Holdings, Inc.	6,709,525	2.1
Universal Compression Holdings, Inc.	6,661,475	2.1
Armor Holdings, Inc.	6,580,530	2.1
Penn Virginia Corp.	6,527,001	2.0
	$68,027,145	21.3%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS September 30, 2005 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value[1]
COMMON STOCKS – 90.8%
Banking/Financial – 5.1%
Bank of America Corp.	10,000	$421,000
Bear Stearns Companies Inc.	10,000	1,097,500
Commerce Bancorp, Inc. (NJ)	90,000	2,762,100
Lehman Brothers Holdings Inc.	35,000	4,076,800

		8,357,400

Basic Materials – 2.5%
Vulcan Materials Co.	55,000	4,081,550

Business Services – 4.4%
NCR Corp.†	100,000	3,191,000
R.R. Donnelley & Sons Co.	110,000	4,077,700

		7,268,700

Capital Goods – 12.4%
Briggs & Stratton Corp.	90,000	3,113,100
Caterpillar Inc.	70,000	4,112,500
Ingersoll-Rand Co. Class A	90,000	3,440,700
Rockwell Automation, Inc.	65,000	3,438,500
Textron Inc.	45,000	3,227,400
Tyco International Ltd.	110,000	3,063,500

		20,395,700

Chemicals – 3.1%
Georgia Gulf Corp.	50,000	1,204,000
PolyOne Corp.†	280,000	1,696,800
Rohm and Haas Co.	55,000	2,262,150

		5,162,950

Construction – 10.6%
Beazer Homes USA, Inc.	50,000	2,933,500
Centex Corp.	50,000	3,229,000
D. R. Horton, Inc.	90,000	3,259,800
KB Home	30,000	2,196,000
Lennar Corp. Class A	45,000	2,689,200
Pulte Homes, Inc.	76,000	3,261,920

		17,569,420

Consumer Durables – 2.0%
The Black & Decker Corp.	40,000	3,283,600

Consumer Non-Durables – 2.6%
VF Corp.	75,000	4,347,750

Consumer Services – 3.5%
American Express Co.	21,000	1,206,240
Cendant Corp.	70,000	1,444,800
The Charles Schwab Corp.	220,000	3,174,600

		5,825,640

	Number of Shares	Market Value[1]
Energy – 20.8%
Anadarko Petroleum Corp.	40,000	$3,830,000
Chesapeake Energy Corp.	140,000	5,355,000
EOG Resources, Inc.	70,000	5,243,000
Occidental Petroleum Corp.	50,000	4,271,500
Penn Virginia Corp.	80,000	4,616,800
Valero Energy Corp.	60,000	6,783,600
XTO Energy, Inc.	93,333	4,229,852

		34,329,752

Health Care – 0.3%
Health Management Associates, Inc.	20,000	469,400

Industrial – 2.0%
Parker Hannifin Corp.	50,000	3,215,500

Insurance/Services – 10.1%
The Allstate Corp.	70,000	3,870,300
Lincoln National Corp.	20,000	1,040,400
PacifiCare Health Systems, Inc.†	50,000	3,989,000
The St. Paul Travelers Companies, Inc.	90,000	4,038,300
WellPoint Inc.†	50,000	3,791,000

		16,729,000

Technology – 3.8%
AMETEK, Inc.	80,000	3,437,600
C&D Technologies, Inc.	250,000	2,352,500
Jabil Circuit, Inc.†	15,000	463,800

		6,253,900

Transportation – 4.9%
Burlington Northern Santa Fe Corp.	60,000	3,588,000
Maritrans Inc.	30,000	960,000
Yellow Roadway Corp.†	85,000	3,520,700

		8,068,700

Utilities – 2.7%
TXU Corp.	40,000	4,515,200

Total Common Stocks (Cost $103,514,387)		149,874,162

SCHEDULE OF INVESTMENTS September 30, 2005 (unaudited) (continued)

Stratton Growth Fund

	Principal Amount	Market Value[1]
SHORT-TERM INVESTMENTS – 8.9%
PNC Bank Money Market Account 3.23%, due 10/01/05	$14,689,984	$14,689,984

Total Short-Term Investments (Cost $14,689,984)		14,689,984

Total Investments – 99.7% (Cost $118,204,371*)		164,564,146
Other Assets Less Liabilities – 0.3%		498,355

NET ASSETS – 100.00%		$165,062,501

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $118,204,371 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$49,328,205
Gross unrealized depreciation	(2,968,431)

Net unrealized appreciation	$46,359,774

[1]	Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

SCHEDULE OF INVESTMENTS September 30, 2005 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value[1]
COMMON STOCKS – 95.9%
Apartments – 18.0%
Amli Residential Properties Trust	140,000	$4,489,800
Apartment Investment & Management Co.	105,000	4,071,900
Archstone-Smith Trust	95,000	3,787,650
Camden Property Trust	70,000	3,902,500
Home Properties, Inc.	100,000	3,925,000
Mid-America Apartment Communities, Inc.	130,000	6,046,300
United Dominion Realty Trust, Inc.	190,000	4,503,000

		30,726,150

Diversified – 6.8%
Colonial Properties Trust	10,000	444,800
Crescent Real Estate Equities Co.	100,000	2,051,000
Lexington Corporate Properties Trust	210,000	4,945,500
Trustreet Properties, Inc.	260,000	4,069,000

		11,510,300

Health Care – 19.1%
Health Care Property Investors, Inc.	190,800	5,149,692
Health Care REIT, Inc.	120,000	4,450,800
Healthcare Realty Trust, Inc.	130,000	5,218,200
National Health Investors, Inc.	140,000	3,865,400
Nationwide Health Properties, Inc.	225,000	5,242,500
Universal Health Realty Income Trust	100,000	3,325,000
Ventas, Inc.	165,000	5,313,000

		32,564,592

Industrial – 5.6%
EastGroup Properties, Inc.	120,000	5,250,000
First Industrial Realty Trust, Inc.	109,000	4,365,450

		9,615,450

Lodging – 5.2%
Hospitality Properties Trust	95,000	4,071,700
Sunstone Hotel Investors, Inc.	90,000	2,195,100
Winston Hotels, Inc.	250,000	2,500,000

		8,766,800

Net Lease – 2.8%
Commercial Net Lease Realty	235,000	4,700,000

Office – 25.5%
Arden Realty, Inc.	150,000	6,175,500
Brandywine Realty Trust	137,500	4,274,875

	Number of Shares	Market Value[1]
Office – Continued
CarrAmerica Realty Corp.	125,000	$4,493,750
Equity Office Properties Trust	155,000	5,070,050
Glenborough Realty Trust Inc.	239,800	4,604,160
Highwoods Properties, Inc.	135,000	3,983,850
Liberty Property Trust	127,100	5,406,834
Prentiss Properties Trust	110,000	4,466,000
Reckson Associates Realty Corp.	145,000	5,009,750

		43,484,769

Regional Malls – 5.9%
Glimcher Realty Trust	205,000	5,016,350
Pennsylvania Real Estate Investment Trust	120,000	5,061,600

		10,077,950

Shopping Centers – 7.0%
Heritage Property Investment Trust	170,000	5,950,000
New Plan Excel Realty Trust	210,000	4,819,500
Urstadt Biddle Properties Class A	80,000	1,212,800

		11,982,300

Total Common Stocks (Cost $123,858,913)		163,428,311

	Principal Amount
SHORT-TERM INVESTMENTS – 3.7%
PNC Bank Money Market Account 3.23%, due 10/01/05	$6,219,012	6,219,012

Total Short-Term Investments (Cost $6,219,012)		6,219,012

Total Investments – 99.6% (Cost $130,077,925*)		169,647,323
Other Assets Less Liabilities – 0.4%		627,247

NET ASSETS – 100.00%		$170,274,570

*	Aggregate cost for federal income tax purposes is $130,077,925 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,695,385
Gross unrealized depreciation	(125,987)

Net unrealized appreciation	$39,569,398

[1]	Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

SCHEDULE OF INVESTMENTS September 30, 2005 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value[1]
COMMON STOCKS—92.5%
Aerospace – 1.8%
Moog Inc. Class A†	192,925	$5,695,146

Banking/Financial – 2.3%
Commerce Bancorp, Inc. (NJ)	50,000	1,534,500
Eaton Vance Corp.	80,000	1,985,600
QC Holdings Inc.†	30,000	391,200
Webster Financial Corp.	33,000	1,483,680
WSFS Financial Corp.	35,000	2,061,150

		7,456,130

Basic Materials – 0.3%
Rock-Tenn Co. Class A	55,000	830,500

Business Services – 5.4%
Aaron Rents, Inc.	217,500	4,600,125
Affiliated Managers Group, Inc.†	84,300	6,105,006
Armor Holdings, Inc.†	153,000	6,580,530

		17,285,661

Capital Goods – 12.0%
Cascade Corp.	105,700	5,147,590
Crane Co.	216,800	6,447,632
DRS Technologies, Inc.	71,900	3,548,984
Engineered Support Systems, Inc.	123,650	5,074,596
JLG Industries, Inc.	184,400	6,747,196
Terex Corp.†	126,900	6,272,667
United Rentals, Inc.†	246,800	4,864,428

		38,103,093

Chemicals – 2.2%
Hercules Inc.†	315,200	3,851,744
PolyOne Corp.†	495,700	3,003,942

		6,855,686

Construction – 5.9%
Beazer Homes USA, Inc.	63,300	3,713,811
D.R. Horton, Inc.	75,000	2,716,500
Hovnanian Enterprises, Inc. Class A†	97,000	4,966,400
M.D.C. Holdings, Inc.	42,673	3,366,473
WCI Communities, Inc.†	147,900	4,195,923

		18,959,107

Consumer Durables – 1.7%
Harman International Industries, Inc.	17,500	1,789,725
Jacuzzi Brands, Inc.†	364,800	2,940,288
Polaris Industries, Inc.	15,000	743,250

		5,473,263

Distribution – 0.5%
IKON Office Solutions, Inc.	164,200	1,638,716

	Number of Shares	Market Value[1]
Energy – 21.2%
Cabot Oil & Gas Corp.	139,050	$7,023,415
Foundation Coal Holdings, Inc.	174,500	6,709,525
Houston Exploration Co.†	88,700	5,965,075
KCS Energy, Inc.†	264,400	7,278,932
Newfield Exploration Co.†	86,000	4,222,600
Penn Virginia Corp.	113,100	6,527,001
Pogo Producing Co.	59,600	3,512,824
Remington Oil & Gas Corp.†	169,000	7,013,500
Southwest Gas Corp.	210,000	5,751,900
TETRA Technologies, Inc.†	216,900	6,771,618
Universal Compression Holdings, Inc.†	167,500	6,661,475

		67,437,865

Entertainment – 3.0%
Isle of Capri Casinos, Inc.†	168,100	3,593,978
Landry's Restaurants, Inc.	142,400	4,172,320
Multimedia Games, Inc.†	185,000	1,796,350

		9,562,648

Health Care – 7.7%
Alliance Imaging, Inc.†	414,000	3,539,700
Beverly Enterprises, Inc.†	193,800	2,374,050
CONMED Corp.†	191,000	5,325,080
Henry Schein, Inc.†	88,500	3,771,870
Respironics, Inc.†	86,000	3,627,480
West Pharmaceutical Services, Inc.	200,000	5,934,000

		24,572,180

Insurance/Services – 5.0%
Donegal Group Inc. Class B	39,510	712,760
PacifiCare Health Systems, Inc.†	72,800	5,807,984
Scottish Re Group Ltd.	183,200	4,367,488
Selective Insurance Group, Inc.	104,100	5,090,490

		15,978,722

REITs – 6.1%
FelCor Lodging Trust Inc.†	310,000	4,696,500
Innkeepers USA Trust	323,000	4,990,350
MeriStar Hospitality Corp.†	533,700	4,872,681
Sunstone Hotel Investors, Inc.	199,500	4,865,805

		19,425,336

Retailing – 4.1%
Circuit City Stores, Inc.	190,400	3,267,264
Electronics Boutique Holdings Corp.†	19,000	1,193,960
GameStop Corp.†	133,400	4,198,098
Oxford Industries, Inc.	97,000	4,376,640

		13,035,962

SCHEDULE OF INVESTMENTS September 30, 2005 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value[1]
Technology – 7.6%
Anixter International Inc.†	157,000	$6,331,810
Bel Fuse Inc. Class B	40,000	1,457,200
Belden CDT Inc.	260,600	5,063,458
Komag, Inc.†	143,000	4,570,280
MICROS Systems, Inc.†	74,100	3,241,875
Premiere Global Services, Inc.†	345,000	2,822,100
Technitrol, Inc.	42,000	643,440

		24,130,163

Transportation – 1.6%
Maritrans Inc.	40,500	1,296,000
Yellow Roadway Corp.†	93,487	3,872,232

		5,168,232

Utilities – 4.1%
El Paso Electric Co.†	312,000	6,505,200
Energen Corp.	155,200	6,713,952

		13,219,152

Total Common Stocks (Cost $232,670,092)		294,827,562

	Principal Amount	Market Value[1]
SHORT-TERM INVESTMENTS – 7.1%
PNC Bank Money Market Account 3.23%, due 10/01/05	$22,735,440	$22,735,440

Total Short-Term Investments (Cost $22,735,440)		22,735,440

Total Investments – 99.6% (Cost $255,405,532*)		317,563,002
Other Assets Less Liabilities – 0.4%		1,163,881

NET ASSETS – 100.00%		$318,726,883

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $255,405,532 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$69,143,902
Gross unrealized depreciation	(6,986,432)

Net unrealized appreciation	$62,157,470

[1]	Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	760 Moore Road
Providence, RI 02940	King of Prussia, PA 19406-1212

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, October 2005. This report is to be preceded or accompanied by a Prospectus.

DIRECTORS Lynne M. Cannon

George W. Graner John J. Lombard, Jr.

OFFICERS

James W. Stratton

Chairman

Stratton Mutual Funds

John A. Affleck, CFA

President

Stratton Growth Fund

Douglas J. MacMaster, Jr. Richard W. Stevens James W. Stratton

James A. Beers President Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA

President

Stratton Small-Cap Value Fund

Joanne E. Kuzma Vice President

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

Patricia L. Sloan Secretary & Treasurer

Brigid E. Hummel Assistant Secretary & Assistant Treasurer

Michelle A. Whalen Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR Stratton Management Company Plymouth Meeting Executive Campus 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company

The Eastwick Center, 8800 Tinicum Boulevard

Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com

STRATTON

MUTUAL FUNDS

stability . Strategy . Success